Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Third Quarter 2018

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information	2

Consolidated Statements of Income	3

Consolidated Average Daily Balances and Yield / Rate Analysis	5

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI	7

Non-Interest Income, Mortgage Income and Wealth Management Income	8

Non-Interest Expense	10

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income and Other Financing Income, Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, and Return Ratios	11

Statements of Discontinued Operations	14

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios, Adjusted Net Charge-offs and Related Ratios	15
Non-Accrual Loans (excludes loans held for sale), Criticized and Classified Loans - Business Services, and Home Equity Lines of Credit - Future Principal Payment Resets	18
Early and Late Stage Delinquencies	19
Troubled Debt Restructurings	20

Consolidated Balance Sheets	21

Loans	22

Deposits	25

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital	27

Forward-Looking Statements	28

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Earnings Summary
Interest income and other financing income - taxable equivalent	$1,125	$1,088	$1,060	$1,043	$1,035
Interest expense - taxable equivalent	156	136	122	102	97
Depreciation expense on operating lease assets	14	14	16	17	18
Net interest income and other financing income - taxable equivalent - continuing operations	955	938	922	924	920
Less: Taxable-equivalent adjustment	13	12	13	23	23
Net interest income and other financing income	942	926	909	901	897
Provision (credit) for loan losses	84	60	(10)	(44)	76
Net interest income and other financing income after provision (credit) for loan losses	858	866	919	945	821
Non-interest income	519	512	507	516	482
Non-interest expense	922	911	884	920	853
Income from continuing operations before income taxes	455	467	542	541	450
Income tax expense	85	89	128	221	138
Income from continuing operations	370	378	414	320	312
Income (loss) from discontinued operations before income taxes	274	(3)	—	6	—
Income tax expense (benefit)	80	—	—	(9)	1
Income (loss) from discontinued operations, net of tax	194	(3)	—	15	(1)
Net income	$564	$375	$414	$335	$311
Income from continuing operations available to common shareholders	$354	$362	$398	$304	$296
Net income available to common shareholders	$548	$359	$398	$319	$295

Earnings per common share from continuing operations - basic	$0.33	$0.32	$0.35	$0.26	$0.25
Earnings per common share from continuing operations - diluted	0.32	0.32	0.35	0.26	0.25
Earnings per common share - basic	0.50	0.32	0.35	0.28	0.25
Earnings per common share - diluted	0.50	0.32	0.35	0.27	0.25

Balance Sheet Summary
At quarter-end—Consolidated
Loans, net of unearned income	$81,821	$80,478	$79,822	$79,947	$79,356
Allowance for loan losses	(840)	(838)	(840)	(934)	(1,041)
Assets	124,578	124,557	122,913	124,294	123,271
Deposits	93,255	95,283	96,990	96,889	97,591
Long-term borrowings - Federal Home Loan Bank advances	5,703	5,153	2,603	3,653	1,603
Long-term borrowings - Other	5,475	4,737	5,346	4,479	4,499
Stockholders' equity	14,770	15,777	15,866	16,192	16,624
Average balances—Consolidated
Loans, net of unearned income	$81,022	$79,957	$79,891	$79,523	$79,585
Assets	123,526	122,960	123,494	123,834	123,433
Deposits	93,942	95,253	95,428	97,060	96,863
Long-term borrowings - Federal Home Loan Bank advances	5,286	3,711	4,424	2,918	2,655
Long-term borrowings - Other	5,143	5,031	5,107	4,491	4,036
Stockholders' equity	15,401	15,682	15,848	16,414	16,784

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Return on average assets* (1)	1.19%	1.23%	1.36%	1.02%	1.00%
Return on average common stockholders' equity*	14.91%	9.68%	10.75%	8.10%	7.33%
Return on average tangible common stockholders’ equity (non-GAAP)* (2)	22.36%	14.54%	16.08%	11.88%	10.62%
Return on average tangible common stockholders’ equity from continuing operations (non-GAAP)* (2)	14.42%	14.67%	16.08%	11.33%	10.61%
Efficiency ratio from continuing operations	62.6%	62.7%	61.9%	63.9%	60.9%
Adjusted efficiency ratio from continuing operations (non-GAAP) (2)	58.1%	60.4%	60.5%	60.5%	60.8%
Common book value per share	$13.22	$13.42	$13.40	$13.55	$13.57
Tangible common book value per share (non-GAAP) (2)	$8.62	$8.97	$8.98	$9.16	$9.33
Tangible common stockholders’ equity to tangible assets (non-GAAP) (2)	7.60%	8.36%	8.54%	8.71%	9.18%
Basel III common equity (3)	$10,481	$11,234	$11,206	$11,152	$11,332
Basel III common equity Tier 1 ratio (3)	10.2%	11.0%	11.1%	11.1%	11.3%
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP) (2)(3)	10.1%	10.9%	11.0%	11.0%	11.2%
Tier 1 capital ratio (3)	11.0%	11.8%	11.9%	11.9%	12.1%
Total risk-based capital ratio (3)	12.8%	13.6%	13.7%	13.8%	14.2%
Leverage ratio (3)	9.4%	10.1%	10.1%	10.0%	10.2%
Effective tax rate (4)	18.7%	19.2%	23.6%	40.8%	30.8%
Allowance for loan losses as a percentage of loans, net of unearned income	1.03%	1.04%	1.05%	1.17%	1.31%
Allowance for loan losses to non-performing loans, excluding loans held for sale	156%	141%	140%	144%	137%
Net interest margin (FTE)*	3.50%	3.49%	3.46%	3.37%	3.36%
Adjusted net interest margin (FTE) (non-GAAP)* (2)	3.50%	3.49%	3.46%	3.39%	3.36%
Loans, net of unearned income, to total deposits	87.8%	84.5%	82.3%	82.5%	81.3%
Net charge-offs as a percentage of average loans*	0.40%	0.32%	0.42%	0.31%	0.38%
Adjusted net charge-offs as a percentage of average loans (non-GAAP)* (2)	0.40%	0.32%	0.40%	0.31%	0.38%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.66%	0.74%	0.75%	0.81%	0.96%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.76%	0.83%	0.85%	0.92%	1.06%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (5)	0.93%	0.99%	1.02%	1.13%	1.25%
Associate headcount—full-time equivalent from continuing operations	19,869	20,326	20,666	21,014	21,391
ATMs	1,938	1,956	1,919	1,899	1,902

Branch Statistics
Full service	1,394	1,414	1,410	1,406	1,425
Drive-through/transaction service only	61	62	63	63	64
Total branch outlets	1,455	1,476	1,473	1,469	1,489

*Annualized

(1)	Calculated by dividing income from continuing operations by consolidated average assets.

(2)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 7, 11, 12, 13, 17 and 27.

(3)	Current quarter Basel III common equity as well as the Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(4)	The increase in the effective tax rate in fourth quarter 2017 was driven by tax-related charges from continuing operations of $61 million in the fourth quarter associated with tax reform.

(5)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 19 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Interest income, including other financing income on:
Loans, including fees	$919	$881	$851	$827	$827
Debt securities—taxable	155	156	154	151	148
Loans held for sale	4	4	3	5	3
Other earning assets	17	17	19	15	13
Operating lease assets	17	18	20	22	21
Total interest income, including other financing income	1,112	1,076	1,047	1,020	1,012
Interest expense on:
Deposits	64	57	49	42	42
Short-term borrowings	8	6	1	1	2
Long-term borrowings	84	73	72	59	53
Total interest expense	156	136	122	102	97
Depreciation expense on operating lease assets	14	14	16	17	18
Total interest expense and depreciation expense on operating lease assets	170	150	138	119	115
Net interest income and other financing income	942	926	909	901	897
Provision (credit) for loan losses	84	60	(10)	(44)	76
Net interest income and other financing income after provision (credit) for loan losses	858	866	919	945	821
Non-interest income:
Service charges on deposit accounts	179	175	171	171	175
Card and ATM fees	111	112	104	106	103
Wealth management income	77	77	75	73	73
Capital markets income	45	57	50	56	35
Mortgage income	32	37	38	36	32
Securities gains (losses), net	—	1	—	10	8
Other	75	53	69	64	56
Total non-interest income	519	512	507	516	482
Non-interest expense:
Salaries and employee benefits	473	511	495	479	464
Net occupancy expense	82	84	83	82	89
Furniture and equipment expense	81	81	81	80	83
Other	286	235	225	279	217
Total non-interest expense	922	911	884	920	853
Income from continuing operations before income taxes	455	467	542	541	450
Income tax expense	85	89	128	221	138
Income from continuing operations	370	378	414	320	312
Discontinued operations:
Income (loss) from discontinued operations before income taxes	274	(3)	—	6	—
Income tax expense (benefit)	80	—	—	(9)	1
Income (loss) from discontinued operations, net of tax	194	(3)	—	15	(1)
Net income	$564	$375	$414	$335	$311
Net income from continuing operations available to common shareholders	$354	$362	$398	$304	$296
Net income available to common shareholders	$548	$359	$398	$319	$295
Weighted-average shares outstanding—during quarter:
Basic	1,086	1,119	1,127	1,152	1,182
Diluted	1,095	1,128	1,141	1,164	1,193
Actual shares outstanding—end of quarter	1,055	1,114	1,123	1,134	1,165
Earnings per common share from continuing operations:
Basic	$0.33	$0.32	$0.35	$0.26	$0.25
Diluted	$0.32	$0.32	$0.35	$0.26	$0.25
Earnings per common share:
Basic	$0.50	$0.32	$0.35	$0.28	$0.25
Diluted	$0.50	$0.32	$0.35	$0.27	$0.25
Cash dividends declared per common share	$0.14	$0.09	$0.09	$0.09	$0.09
Taxable-equivalent net interest income and other financing income - Consolidated	$956	$938	$922	$924	$921

_________
Notes:
- In the first quarter of 2018, the Company adopted new accounting guidance which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.
- In the first quarter of 2018, the Company adopted new accounting guidance which required certain components of net periodic pension and postretirement benefit cost to be reclassified from salaries and employee benefits to other expense. The guidance required retrospective application. Therefore, all prior period amounts impacted by this guidance have been revised.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Consolidated Statements of Income (continued) (unaudited)

	Nine Months Ended September 30
($ amounts in millions, except per share data)	2018	2017
Interest income, including other financing income on:
Loans, including fees	$2,651	$2,401
Debt securities—taxable	465	445
Loans held for sale	11	11
Other earning assets	53	38
Operating lease assets	55	72
Total interest income, including other financing income	3,235	2,967
Interest expense on:
Deposits	170	114
Short-term borrowings	15	4
Long-term borrowings	229	153
Total interest expense	414	271
Depreciation expense on operating lease assets	44	58
Total interest expense and depreciation expense on operating lease assets	458	329
Net interest income and other financing income	2,777	2,638
Provision for loan losses	134	194
Net interest income and other financing income after provision for loan losses	2,643	2,444
Non-interest income:
Service charges on deposit accounts	525	512
Card and ATM fees	327	311
Wealth management income	229	217
Capital markets income	152	105
Mortgage income	107	113
Securities gains, net	1	9
Other	197	179
Total non-interest income	1,538	1,446
Non-interest expense:
Salaries and employee benefits	1,479	1,395
Net occupancy expense	249	257
Furniture and equipment expense	243	246
Other	746	673
Total non-interest expense	2,717	2,571
Income from continuing operations before income taxes	1,464	1,319
Income tax expense	302	398
Income from continuing operations	1,162	921
Discontinued operations:
Income (loss) from discontinued operations before income taxes	271	13
Income tax expense (benefit)	80	6
Income (loss) from discontinued operations, net of tax	191	7
Net income	$1,353	$928
Net income from continuing operations available to common shareholders	$1,114	$873
Net income available to common shareholders	$1,305	$880
Weighted-average shares outstanding—during year:
Basic	1,111	1,197
Diluted	1,121	1,209
Actual shares outstanding—end of period	1,055	1,165
Earnings per common share from continuing operations:
Basic	$1.00	$0.73
Diluted	$0.99	$0.72
Earnings per common share:
Basic	$1.18	$0.74
Diluted	$1.16	$0.73
Cash dividends declared per common share	$0.32	$0.225
Taxable-equivalent net interest income and other financing income - Consolidated	$2,816	$2,706

_________
Notes:
- In the first quarter of 2018, the Company adopted new accounting guidance which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.
- In the first quarter of 2018, the Company adopted new accounting guidance which required certain components of net periodic pension and postretirement benefit cost to be reclassified from salaries and employee benefits to other expense. The guidance required retrospective application. Therefore, all prior period amounts impacted by this guidance have been revised.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	9/30/2018			6/30/2018
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities—taxable	$24,198	$156	2.56%	$24,386	$156	2.56%
Loans held for sale	386	4	4.14	388	4	4.21
Loans, net of unearned income:
Commercial and industrial	37,410	402	4.26	36,874	385	4.17
Commercial real estate mortgage—owner-occupied	6,000	71	4.61	6,017	71	4.67
Commercial real estate construction—owner-occupied	311	4	4.84	298	3	4.79
Commercial investor real estate mortgage	4,083	44	4.25	3,724	39	4.12
Commercial investor real estate construction	1,809	24	5.06	1,867	22	4.83
Residential first mortgage	14,162	141	3.96	13,980	137	3.93
Home equity	9,543	110	4.61	9,792	109	4.46
Indirect—vehicles	3,190	27	3.33	3,260	26	3.23
Indirect—other consumer	2,042	44	8.61	1,743	38	8.68
Consumer credit card	1,271	41	12.85	1,245	39	12.50
Other consumer	1,201	24	8.12	1,157	24	8.09
Total loans, net of unearned income	81,022	932	4.56	79,957	893	4.46
Investment in operating leases, net	410	3	3.33	439	4	3.59
Other earning assets	2,440	17	2.87	2,558	17	2.60
Total earning assets	108,456	1,112	4.07	107,728	1,074	3.98
Allowance for loan losses	(834)			(848)
Cash and due from banks	2,036			1,953
Other non-earning assets	13,868			14,127
	$123,526			$122,960
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,928	4	0.15	$8,981	3	0.15
Interest-bearing checking	18,924	21	0.44	19,534	18	0.38
Money market	24,046	22	0.37	24,235	19	0.30
Time deposits	6,630	17	1.06	6,692	17	0.98
Total interest-bearing deposits (1)	58,528	64	0.44	59,442	57	0.38
Federal funds purchased and securities sold under agreements to repurchase	154	—	—	41	1	1.83
Other short-term borrowings	1,480	8	2.07	1,161	5	1.90
Long-term borrowings	10,429	84	3.14	8,742	73	3.35
Total interest-bearing liabilities	70,591	156	0.88	69,386	136	0.79
Non-interest-bearing deposits (1)	35,414	—	—	35,811	—	—
Total funding sources	106,005	156	0.58	105,197	136	0.52
Net interest spread			3.19			3.19
Other liabilities	2,120			2,081
Stockholders’ equity	15,401			15,682
	$123,526			$122,960
Net interest income and other financing income/margin FTE basis - Consolidated		$956	3.50%		$938	3.49%
_______

(1)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.27% and 0.24% for the quarters ended September 30, 2018 and June 30, 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	3/31/2018			12/31/2017			9/30/2017
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$1	$—	—%	$3	$—	—%	$—	$—	—%
Debt securities—taxable	24,588	154	2.52	25,053	151	2.40	25,039	149	2.34
Loans held for sale	359	3	3.21	433	5	3.92	416	3	3.10
Loans, net of unearned income:
Commercial and industrial (1)	36,464	368	4.07	35,689	357	3.96	35,438	357	3.98
Commercial real estate mortgage—owner-occupied	6,117	70	4.58	6,208	71	4.48	6,413	74	4.50
Commercial real estate construction—owner-occupied	318	4	4.67	335	4	4.51	332	4	4.52
Commercial investor real estate mortgage	3,883	38	3.92	3,986	37	3.66	4,065	40	3.82
Commercial investor real estate construction	1,837	21	4.49	1,938	21	4.11	2,010	21	4.05
Residential first mortgage	13,977	135	3.86	13,954	136	3.90	13,808	134	3.89
Home equity	10,041	108	4.31	10,206	106	4.16	10,341	107	4.13
Indirect—vehicles	3,309	26	3.18	3,400	26	3.12	3,562	26	2.87
Indirect—other consumer	1,531	33	8.76	1,400	31	8.97	1,258	28	8.96
Consumer credit card	1,257	38	12.33	1,238	37	11.96	1,200	37	12.18
Other consumer	1,157	23	8.16	1,169	24	7.93	1,158	22	8.00
Total loans, net of unearned income (1)	79,891	864	4.35	79,523	850	4.24	79,585	850	4.23
Investment in operating leases, net	472	4	2.82	515	5	3.53	586	3	2.84
Other earning assets	2,853	19	2.71	3,336	15	1.73	3,146	13	1.60
Total earning assets	108,164	1,044	3.88	108,863	1,026	3.74	108,772	1,018	3.72
Allowance for loan losses	(933)			(1,039)			(1,048)
Cash and due from banks	1,951			1,975			1,867
Other non-earning assets	14,312			14,035			13,842
	$123,494			$123,834			$123,433
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,615	4	0.18	$8,378	2	0.14	$8,346	3	0.15
Interest-bearing checking	19,935	16	0.32	19,261	11	0.22	18,741	11	0.22
Money market	24,601	14	0.24	25,744	13	0.20	26,325	13	0.19
Time deposits	6,813	15	0.91	6,935	16	0.88	6,929	15	0.88
Total interest-bearing deposits (2)	59,964	49	0.33	60,318	42	0.28	60,341	42	0.28
Federal funds purchased and securities sold under agreements to repurchase	103	—	—	35	—	—	—	—	—
Other short-term borrowings	156	1	1.46	388	1	1.19	655	2	1.19
Long-term borrowings	9,531	72	3.00	7,409	59	3.13	6,691	53	3.14
Total interest-bearing liabilities	69,754	122	0.71	68,150	102	0.59	67,687	97	0.57
Non-interest-bearing deposits (2)	35,464	—	—	36,742	—	—	36,522	—	—
Total funding sources	105,218	122	0.46	104,892	102	0.38	104,209	97	0.37
Net interest spread			3.17			3.15			3.15
Other liabilities	2,428			2,528			2,440
Stockholders’ equity	15,848			16,414			16,784
	$123,494			$123,834			$123,433
Net interest income and other financing income/margin FTE basis		$922	3.46%		$924	3.37%		$921	3.36%
_______
Note - In the first quarter of 2018, the Company adopted new accounting guidance, which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.

(1)
Excluding the impact of the $6 million reduction in leveraged lease interest income resulting from tax reform recorded in the fourth quarter of 2017, the commercial and industrial yield and total loans, net of unearned income yield would have been 4.03% and 4.27%, respectively.

(2)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.21% for the quarter ended March 31, 2018 and 0.17% for both quarters ended December 31, 2017 and September 30, 2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Net income from continuing operations available to common shareholders (GAAP)	$354	$362	$398	$304	$296	$(8)	(2.2)%	$58	19.6%
Preferred dividends (GAAP)	16	16	16	16	16	—	NM	—	NM
Income tax expense (GAAP)	85	89	128	221	138	(4)	(4.5)%	(53)	(38.4)%
Income from continuing operations before income taxes (GAAP)	455	467	542	541	450	(12)	(2.6)%	5	1.1%
Provision (credit) for loan losses (GAAP)	84	60	(10)	(44)	76	24	40.0%	8	10.5%
Pre-tax pre-provision income from continuing operations (non-GAAP)	539	527	532	497	526	12	2.3%	13	2.5%
Other adjustments:
Securities (gains) losses, net	—	(1)	—	(10)	(8)	1	(100.0)%	8	(100.0)%
Leveraged lease termination gains	(4)	—	(4)	—	(1)	(4)	NM	(3)	300.0%
Reduction in leveraged lease interest income resulting from tax reform	—	—	—	6	—	—	NM	—	NM
Salaries and employee benefits—severance charges	5	34	15	2	1	(29)	(85.3)%	4	400.0%
Branch consolidation, property and equipment charges	4	1	3	9	5	3	300.0%	(1)	(20.0)%
Contribution to the Regions Financial Corporation foundation	60	—	—	40	—	60	NM	60	NM
Expenses associated with residential mortgage loan sale	—	—	4	—	—	—	NM	—	NM
Total other adjustments	65	34	18	47	(3)	31	91.2%	68	NM
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$604	$561	$550	$544	$523	$43	7.7%	$81	15.5%

NM - Not Meaningful

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Non-Interest Income from Continuing Operations

	Quarter Ended
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Service charges on deposit accounts	$179	$175	$171	$171	$175	$4	2.3%	$4	2.3%
Card and ATM fees	111	112	104	106	103	(1)	(0.9)%	8	7.8%
Wealth management income	77	77	75	73	73	—	NM	4	5.5%
Capital markets income (1)	45	57	50	56	35	(12)	(21.1)%	10	28.6%
Mortgage income	32	37	38	36	32	(5)	(13.5)%	—	NM
Bank-owned life insurance	18	18	17	20	20	—	NM	(2)	(10.0)%
Commercial credit fee income	18	17	17	18	17	1	5.9%	1	5.9%
Securities gains (losses), net	—	1	—	10	8	(1)	(100.0)%	(8)	(100.0)%
Market value adjustments on employee benefit assets	7	(2)	(1)	6	3	9	(450.0)%	4	133.3%
Other	32	20	36	20	16	12	60.0%	16	100.0%
Total non-interest income from continuing operations	$519	$512	$507	$516	$482	$7	1.4%	$37	7.7%
Mortgage Income

	Quarter Ended
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Production and sales	$24	$23	$23	$23	$28	$1	4.3%	$(4)	(14.3)%
Loan servicing	23	23	23	25	24	—	NM	(1)	(4.2)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	6	10	22	4	(9)	(4)	(40.0)%	15	(166.7)%
MSRs hedge gain (loss)	(9)	(6)	(20)	(5)	1	(3)	50.0%	(10)	NM
MSRs change due to payment decay	(12)	(13)	(10)	(11)	(12)	1	(7.7)%	—	NM
MSR and related hedge impact	(15)	(9)	(8)	(12)	(20)	(6)	66.7%	5	(25.0)%
Total mortgage income	$32	$37	$38	$36	$32	$(5)	(13.5)%	$—	NM

Mortgage production - purchased	$1,012	$1,179	$817	$907	$996	$(167)	(14.2)%	$16	1.6%
Mortgage production - refinanced	237	249	279	359	315	(12)	(4.8)%	(78)	(24.8)%
Total mortgage production (2)	$1,249	$1,428	$1,096	$1,266	$1,311	$(179)	(12.5)%	$(62)	(4.7)%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Investment management and trust fee income	$59	$58	$58	$59	$58	$1	1.7%	$1	1.7%
Investment services fee income	18	19	17	14	15	(1)	(5.3)%	3	20.0%
Total wealth management income (3)	$77	$77	$75	$73	$73	$—	NM	$4	5.5%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(3)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

Selected Non-Interest Income Variance Analysis
•Capital markets income decreased in the third quarter of 2018 from record levels in the second quarter of 2018 due primarily to lower merger and acquisition advisory services income.

•
Other non-interest income increased in the third quarter of 2018 as compared to the second quarter of 2018 due primarily to an equity investment valuation adjustment and gains from the sale of low income housing investments. A decrease in net impairment charges related to certain operating lease assets also contributed to the overall increase in other non-interest income.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Non-Interest Income from Continuing Operations

	Nine Months Ended		Year-to-Date Change 9/30/2018 vs. 9/30/2017
($ amounts in millions)	9/30/2018	9/30/2017	Amount	Percent
Service charges on deposit accounts	$525	$512	$13	2.5%
Card and ATM fees	327	311	16	5.1%
Wealth management income	229	217	12	5.5%
Capital markets income (1)	152	105	47	44.8%
Mortgage income	107	113	(6)	(5.3)%
Bank-owned life insurance	53	61	(8)	(13.1)%
Commercial credit fee income	52	53	(1)	(1.9)%
Securities gains (losses), net	1	9	(8)	(88.9)%
Market value adjustments on employee benefit assets	4	10	(6)	(60.0)%
Other	88	55	33	60.0%
Total non-interest income from continuing operations	$1,538	$1,446	$92	6.4%

Mortgage Income

	Nine Months Ended		Year-to-Date Change 9/30/2018 vs. 9/30/2017
($ amounts in millions)	9/30/2018	9/30/2017	Amount	Percent
Production and sales	$70	$81	$(11)	(13.6)%
Loan servicing	69	71	(2)	(2.8)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	38	(12)	50	(416.7)%
MSRs hedge gain (loss)	(35)	6	(41)	NM
MSRs change due to payment decay	(35)	(33)	(2)	6.1%
MSR and related hedge impact	(32)	(39)	7	(17.9)%
Total mortgage income	$107	$113	$(6)	(5.3)%

Mortgage production - purchased	$3,008	$2,970	$38	1.3%
Mortgage production - refinanced	765	942	(177)	(18.8)%
Total mortgage production (2)	$3,773	$3,912	$(139)	(3.6)%

Wealth Management Income

	Nine Months Ended		Year-to-Date Change 9/30/2018 vs. 9/30/2017
($ amounts in millions)	9/30/2018	9/30/2017	Amount	Percent
Investment management and trust fee income	$175	$171	$4	2.3%
Investment services fee income	54	46	8	17.4%
Total wealth management income (3)	$229	$217	$12	5.5%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(3)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Non-Interest Expense from Continuing Operations

	Quarter Ended
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Salaries and employee benefits	$473	$511	$495	$479	$464	$(38)	(7.4)%	$9	1.9%
Net occupancy expense	82	84	83	82	89	(2)	(2.4)%	(7)	(7.9)%
Furniture and equipment expense	81	81	81	80	83	—	NM	(2)	(2.4)%
Outside services	46	48	47	48	41	(2)	(4.2)%	5	12.2%
FDIC insurance assessments	22	25	24	27	28	(3)	(12.0)%	(6)	(21.4)%
Professional, legal and regulatory expenses	32	33	27	23	21	(1)	(3.0)%	11	52.4%
Marketing	20	25	26	23	24	(5)	(20.0)%	(4)	(16.7)%
Credit/checkcard expenses	18	13	13	11	13	5	38.5%	5	38.5%
Branch consolidation, property and equipment charges	4	1	3	9	5	3	300.0%	(1)	(20.0)%
Visa class B shares expense	—	10	2	11	4	(10)	(100.0)%	(4)	(100.0)%
Provision (credit) for unfunded credit losses	2	(1)	(4)	(6)	(8)	3	(300.0)%	10	(125.0)%
Other	142	81	87	133	89	61	75.3%	53	59.6%
Total non-interest expense from continuing operations	$922	$911	$884	$920	$853	$11	1.2%	$69	8.1%

	Nine Months Ended		Year-to-Date Change 9/30/18 vs. 9/30/17
($ amounts in millions)	9/30/2018	9/30/2017	Amount	Percent
Salaries and employee benefits	$1,479	$1,395	$84	6.0%
Net occupancy expense	249	257	(8)	(3.1)%
Furniture and equipment expense	243	246	(3)	(1.2)%
Outside services	141	124	17	13.7%
FDIC insurance assessments	71	81	(10)	(12.3)%
Professional, legal and regulatory expenses	92	70	22	31.4%
Marketing	71	70	1	1.4%
Credit/checkcard expenses	44	39	5	12.8%
Branch consolidation, property and equipment charges	8	13	(5)	(38.5)%
Visa class B shares expense	12	8	4	50.0%
Provision (credit) for unfunded credit losses	(3)	(10)	7	(70.0)%
Other	310	278	32	11.5%
Total non-interest expense from continuing operations	$2,717	$2,571	$146	5.7%
_________
Note - In the first quarter of 2018, the Company adopted new accounting guidance, which required certain components of net periodic pension and postretirement benefit cost to be reclassified from salaries and employee benefits to other. The guidance required retrospective application. Therefore, all prior period amounts impacted by this guidance have been revised.

Selected Non-Interest Expense Variance Analysis

•
Salaries and employee benefits expense decreased in the third quarter of 2018 as compared to the second quarter of 2018 due primarily to lower severance charges, a decline in headcount, and lower production-based incentives.

•
Other non-interest expense increased in the third quarter of 2018 as compared to the second quarter of 2018 due primarily to a $60 million contribution to the Regions Financial Corporation Foundation during the third quarter.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income and Other Financing Income, Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations
The table below and on the following page present computations of the net interest margin; efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Net interest income and other financing income (GAAP) is presented excluding certain adjustments related to tax reform to arrive at adjusted net interest income and other financing income (non-GAAP). Net interest income and other financing income on a taxable-equivalent basis (GAAP) is presented excluding certain adjustments related to tax reform to arrive at adjusted net interest income and other financing income on a taxable-equivalent basis (non-GAAP). Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue. Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Non-interest expense (GAAP)	A	$922	$911	$884	$920	$853	$11	1.2%	$69	8.1%
Adjustments:
Contribution to the Regions Financial Corporation foundation		(60)	—	—	(40)	—	(60)	NM	(60)	NM
Branch consolidation, property and equipment charges		(4)	(1)	(3)	(9)	(5)	(3)	300.0%	1	(20.0)%
Expenses associated with residential mortgage loan sale		—	—	(4)	—	—	—	NM	—	NM
Salary and employee benefits—severance charges		(5)	(34)	(15)	(2)	(1)	29	(85.3)%	(4)	400.0%
Adjusted non-interest expense (non-GAAP)	B	$853	$876	$862	$869	$847	$(23)	(2.6)%	$6	0.7%
Net interest income and other financing income (GAAP)	C	$942	$926	$909	$901	$897	16	1.7%	45	5.0%
Reduction in leveraged lease interest income resulting from tax reform		—	—	—	6	—	—	NM	—	NM
Adjusted net interest income and other financing income (non-GAAP)	D	$942	$926	$909	$907	$897	16	1.7%	45	5.0%
Net interest income and other financing income (GAAP)		$942	$926	$909	$901	$897	$16	1.7%	$45	5.0%
Taxable-equivalent adjustment		13	12	13	23	23	1	8.3%	(10)	(43.5)%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	E	$955	$938	$922	$924	$920	$17	1.8%	$35	3.8%
Reduction in leveraged lease interest income resulting from tax reform		—	—	—	6	—	—	NM	—	NM
Adjusted net interest income and other financing income, taxable equivalent basis (non-GAAP)	F	$955	$938	$922	$930	$920	$17	1.8%	$35	3.8%
Net interest margin (GAAP)(1)		3.50%	3.49%	3.46%	3.37%	3.36%
Reduction in leveraged lease interest income resulting from tax reform		—	—	—	0.02	—
Adjusted net interest margin (non-GAAP)		3.50%	3.49%	3.46%	3.39%	3.36%
Non-interest income (GAAP)	G	$519	$512	$507	$516	$482	$7	1.4%	$37	7.7%
Adjustments:
Securities (gains) losses, net		—	(1)	—	(10)	(8)	1	(100.0)%	8	(100.0)%
Leveraged lease termination gains		(4)	—	(4)	—	(1)	(4)	NM	(3)	300.0%
Adjusted non-interest income (non-GAAP)	H	$515	$511	$503	$506	$473	$4	0.8%	$42	8.9%
Total revenue	C+G=I	$1,461	$1,438	$1,416	$1,417	$1,379	$23	1.6%	$82	5.9%
Adjusted total revenue (non-GAAP)	D+H=J	$1,457	$1,437	$1,412	$1,413	$1,370	$20	1.4%	$87	6.4%
Total revenue, taxable-equivalent basis	E+G=K	$1,474	$1,450	$1,429	$1,440	$1,402	$24	1.7%	$72	5.1%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	F+H=L	$1,470	$1,449	$1,425	$1,436	$1,393	$21	1.4%	$77	5.5%
Efficiency ratio (GAAP)	A/K	62.6%	62.7%	61.9%	63.9%	60.9%
Adjusted efficiency ratio (non-GAAP)	B/L	58.1%	60.4%	60.5%	60.5%	60.8%
Fee income ratio (GAAP)	G/K	35.2%	35.3%	35.5%	35.9%	34.3%
Adjusted fee income ratio (non-GAAP)	H/L	35.0%	35.2%	35.3%	35.3%	33.9%
________
NM - Not Meaningful

(1)	See computation of net interest margin on page 5.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Net Interest Income and Other Financing Income, Adjusted Net Interest Income/Margin FTE Basis, Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations (continued)

		Nine Months Ended September 30
($ amounts in millions)		2018	2017	2018 vs. 2017
Non-interest expense (GAAP)	M	$2,717	$2,571	$146	5.7%
Adjustments:
Contribution to the Regions Financial Corporation foundation		(60)	—	(60)	NM
Branch consolidation, property and equipment charges		(8)	(13)	5	(38.5)%
Expenses associated with residential mortgage loan sale		(4)	—	(4)	NM
Salary and employee benefits—severance charges		(54)	(8)	(46)	NM
Adjusted non-interest expense (non-GAAP)	N	$2,591	$2,550	$41	1.6%
Net interest income and other financing income (GAAP)		$2,777	$2,638	$139	5.3%
Taxable-equivalent adjustment		38	67	(29)	(43.3)%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	O	$2,815	$2,705	$110	4.1%
Non-interest income (GAAP)	P	$1,538	$1,446	$92	6.4%
Adjustments:
Securities (gains) losses, net		(1)	(9)	8	(88.9)%
Leveraged lease termination gains		(8)	(1)	(7)	NM
Gain on sale of affordable housing residential mortgage loans		—	(5)	5	(100.0)%
Adjusted non-interest income (non-GAAP)	Q	$1,529	$1,431	$98	6.8%
Total revenue, taxable-equivalent basis	O+P=R	$4,353	$4,151	$202	4.9%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	O+Q=S	$4,344	$4,136	$208	5.0%
Operating leverage ratio (GAAP)	R-M				(0.8)%
Adjusted operating leverage ratio (non-GAAP)	S-N				3.4%
Efficiency ratio (GAAP)	M/R	62.4%	61.9%
Adjusted efficiency ratio (non-GAAP)	N/S	59.7%	61.7%
Fee income ratio (GAAP)	P/R	35.3%	34.8%
Adjusted fee income ratio (non-GAAP)	Q/S	35.2%	34.6%
______
NM - Not Meaningful

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures

Return Ratios

The tables below provide a calculation of “return on average tangible common stockholders’ equity”. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	A	$548	$359	$398	$319	$295
Average stockholders' equity (GAAP)		$15,401	$15,682	$15,848	$16,419	$16,790
Less:
Average intangible assets (GAAP)		4,955	5,066	5,076	5,086	5,097
Average deferred tax liability related to intangibles (GAAP)		(97)	(98)	(99)	(126)	(155)
Average preferred stock (GAAP)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	B	$9,723	$9,894	$10,051	$10,639	$11,028
Return on average tangible common stockholders' equity (non-GAAP)*	A/B	22.36%	14.54%	16.08%	11.88%	10.62%

		Quarter Ended
($ amounts in millions)		9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONTINUING OPERATIONS
Net income from continuing operations available to common shareholders (GAAP)	C	$354	$362	$398	$304	$296
Average stockholders' equity (GAAP)(1)		$15,401	$15,682	$15,848	$16,419	$16,790
Less:
Average intangible assets (GAAP)(1)		4,955	5,066	5,076	5,086	5,097
Average deferred tax liability related to intangibles (GAAP)(1)		(97)	(98)	(99)	(126)	(155)
Average preferred stock (GAAP)(1)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	D	$9,723	$9,894	$10,051	$10,639	$11,028
Return on average tangible common stockholders' equity (non-GAAP)*	C/D	14.42%	14.67%	16.08%	11.33%	10.61%
_______
*Annualized
(1) Due to the immaterial impact of the discontinued operations, the balance sheet has not been presented on a continuing operations basis.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Statements of Discontinued Operations (unaudited)
On April 4, 2018, Regions entered into a stock purchase agreement to sell Regions Insurance Group, Inc. and related affiliates to BB&T Insurance Holdings. The transaction closed on July 2, 2018. The transaction generated an after-tax gain of $196 million.
In connection with the agreement, the results of the entities sold are reported in the Company's consolidated statements of income separately as discontinued operations for all periods presented because the pending sale met all of the criteria for reporting as discontinuing operations at September 30, 2018.
On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust were not included in the sale. The results of the entities sold are reported as discontinued operations.
The following table represents the condensed results of operations for the Regions Insurance Group, Inc. entities being sold as discontinued operations:

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Interest income	$1	$—	$—	$—	$1
Interest expense	—	—	—	—	—
Net interest income	1	—	—	—	1
Non-interest income:
Securities gains (losses), net	(1)	—	—	3	—
Insurance commissions and fees	—	35	34	36	33
Gain on sale of business	281	—	—	—	—
Other	—	—	—	1	1
Total non-interest income	280	35	34	40	34
Non-interest expense:
Salaries and employee benefits	—	25	24	23	24
Net occupancy expense	—	2	1	1	2
Furniture and equipment expense	—	1	1	1	1
Other	1	8	7	8	7
Total non-interest expense	1	36	33	33	34
Income (loss) from discontinued operations before income tax	280	(1)	1	7	1
Income tax expense (benefit)	84	—	—	(7)	1
Income (loss) from discontinued operations, net of tax	$196	$(1)	$1	$14	$—

The following table represents the condensed results of operations for both the Regions Insurance Group, Inc entities being sold and Morgan Keegan and Company, Inc. and related affiliates as discontinued operations:

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Income (loss) from discontinued operations before income tax	$274	$(3)	$—	$6	$—
Income tax expense (benefit)	80	—	—	(9)	1
Income (loss) from discontinued operations, net of tax	$194	$(3)	$—	$15	$(1)
Weighted-average shares outstanding—during quarter (1):
Basic	1,086	1,119	1,127	1,152	1,182
Diluted	1,095	1,119	1,141	1,164	1,182
Earnings (loss) per common share from discontinued operations:
Basic	$0.18	$(0.00)	$0.00	$0.01	$(0.00)
Diluted	$0.18	$(0.00)	$0.00	$0.01	$(0.00)

________

(1)	In a period where there is a loss from discontinued operations, basic and diluted weighted-average common shares outstanding are the same.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Components:
Allowance for loan losses (ALL)	$840	$838	$840	$934	$1,041
Reserve for unfunded credit commitments	50	48	49	53	59
Allowance for credit losses (ACL)	$890	$886	$889	$987	$1,100

Provision (credit) for loan losses	$84	$60	$(10)	$(44)	$76
Provision (credit) for unfunded credit losses	2	(1)	(4)	(6)	(8)

Loans charged-off:
Commercial and industrial	$37	$29	$25	$35	$41
Commercial real estate mortgage—owner-occupied	4	5	5	2	2
Total commercial	41	34	30	37	43
Commercial investor real estate mortgage	1	—	8	—	—
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	1	—	8	—	—
Residential first mortgage	3	1	8	2	3
Home equity—lines of credit	6	6	5	7	7
Home equity—closed-end	1	2	1	2	1
Indirect—vehicles	8	9	12	11	12
Indirect—other consumer	11	10	12	12	9
Consumer credit card	14	15	16	14	13
Other consumer	22	18	20	20	18
Total consumer	65	61	74	68	63
Total	107	95	112	105	106

Recoveries of loans previously charged-off:
Commercial and industrial	8	12	8	11	9
Commercial real estate mortgage—owner-occupied	2	2	2	3	2
Total commercial	10	14	10	14	11
Commercial investor real estate mortgage	1	1	2	13	2
Commercial investor real estate construction	1	1	—	—	1
Total investor real estate	2	2	2	13	3
Residential first mortgage	1	3	1	1	1
Home equity—lines of credit	3	4	3	5	4
Home equity—closed-end	1	1	1	1	1
Indirect—vehicles	3	4	5	4	4
Indirect—other consumer	—	—	—	1	1
Consumer credit card	2	2	2	1	2
Other consumer	3	3	4	2	3
Total consumer	13	17	16	15	16
Total	25	33	28	42	30

Net loans charged-off:
Commercial and industrial	29	17	17	24	32
Commercial real estate mortgage—owner-occupied	2	3	3	(1)	—
Total commercial	31	20	20	23	32
Commercial investor real estate mortgage	—	(1)	6	(13)	(2)
Commercial investor real estate construction	(1)	(1)	—	—	(1)
Total investor real estate	(1)	(2)	6	(13)	(3)
Residential first mortgage	2	(2)	7	1	2
Home equity—lines of credit	3	2	2	2	3
Home equity—closed-end	—	1	—	1	—
Indirect—vehicles	5	5	7	7	8
Indirect—other consumer	11	10	12	11	8
Consumer credit card	12	13	14	13	11
Other consumer	19	15	16	18	15
Total consumer	52	44	58	53	47
Total	$82	$62	$84	$63	$76

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.31%	0.18%	0.18%	0.27%	0.36%
Commercial real estate mortgage—owner-occupied	0.16%	0.17%	0.20%	(0.06)%	(0.02)%
Total commercial	0.28%	0.18%	0.19%	0.22%	0.30%
Commercial investor real estate mortgage	(0.04)%	(0.10)%	0.65%	(1.26)%	(0.25)%
Commercial investor real estate construction	(0.23)%	(0.25)%	(0.04)%	(0.16)%	(0.15)%
Total investor real estate	(0.10)%	(0.15)%	0.43%	(0.90)%	(0.22)%
Residential first mortgage	0.04%	(0.05)%	0.21%	0.04%	0.05%
Home equity—lines of credit	0.17%	0.15%	0.10%	0.15%	0.15%
Home equity—closed-end	(0.03)%	0.11%	0.05%	0.01%	0.01%
Indirect—vehicles	0.62%	0.66%	0.83%	0.94%	0.83%
Indirect—other consumer	2.23%	2.46%	2.98%	3.03%	2.64%
Consumer credit card	3.97%	4.22%	4.49%	3.97%	3.92%
Other consumer	6.26%	5.08%	5.86%	5.77%	5.36%
Total consumer	0.65%	0.58%	0.75%	0.66%	0.60%
Total	0.40%	0.32%	0.42%	0.31%	0.38%
Non-accrual loans, excluding loans held for sale	$539	$595	$601	$650	$760
Non-performing loans held for sale	15	10	8	17	6
Non-accrual loans, including loans held for sale	554	605	609	667	766
Foreclosed properties	58	61	66	73	73
Non-marketable investments received in foreclosure	12	—	—	—	—
Non-performing assets (NPAs)	$624	$666	$675	$740	$839
Loans past due > 90 days (1)	$137	$129	$138	$167	$151
Accruing restructured loans not included in categories above (2)	$600	$590	$721	$945	$1,014
Credit Ratios:
ACL/Loans, net	1.09%	1.10%	1.11%	1.23%	1.39%
ALL/Loans, net	1.03%	1.04%	1.05%	1.17%	1.31%
Allowance for loan losses to non-performing loans, excluding loans held for sale	156%	141%	140%	144%	137%
Non-accrual loans, excluding loans held for sale/Loans, net	0.66%	0.74%	0.75%	0.81%	0.96%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.76%	0.83%	0.85%	0.92%	1.06%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (1)	0.93%	0.99%	1.02%	1.13%	1.25%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 19 for amounts related to these loans.

(2)	See page 20 for detail of restructured loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Credit Quality (continued)

Adjusted Net Charge-offs and Ratios (non-GAAP)
Select calculations for annualized net charge-offs as a percentage of average loans (GAAP) are presented in the table below. During the first quarter of 2018, Regions made the strategic decision to sell certain primarily performing troubled debt restructured, as well as, certain non-restructured interest-only residential first mortgage loans. These loans were marked down to fair value through net charge-offs. Management believes that excluding the incremental increase to net charge-offs from the affected net charge-off ratios to arrive at an adjusted net charge-off ratio (non-GAAP) will assist investors in analyzing the Company's credit quality performance as well as provide a better basis from which to predict future performance. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.

		As of and for Quarter Ended
($ amounts in millions)		9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Residential first mortgage net charge-offs (GAAP)	A	$2	$(2)	$7	$1	$2
Less: Net charge-offs associated with TDR sale		—	—	5	—	—
Adjusted residential first mortgage net charge-offs (non-GAAP)	B	$2	$(2)	$2	$1	$2
Total consumer net charge-offs (GAAP)	C	$52	$44	$58	$53	$47
Less: Net charge-offs associated with TDR sale		—	—	5	—	—
Adjusted total consumer net charge-offs (non-GAAP)	D	$52	$44	$53	$53	$47
Total net charge-offs (GAAP)	E	$82	$62	$84	$63	$76
Less: Net charge-offs associated with TDR sale		—	—	5	—	—
Adjusted total net charge-offs (non-GAAP)	F	$82	$62	$79	$63	$76
Average residential first mortgage loans (GAAP)	G	$14,162	$13,980	$13,977	$13,954	$13,808
Add: Average balances of residential first mortgage loans sold		—	—	90	—	—
Average residential first mortgage loans adjusted for residential first mortgage loans sold (non-GAAP)	H	$14,162	$13,980	$14,067	$13,954	$13,808
Average total consumer loans (GAAP)	I	$31,409	$31,177	$31,272	$31,367	$31,327
Add: Average balances of residential first mortgage loans sold		—	—	90	—	—
Average total consumer loans adjusted for residential first mortgage loans sold (non-GAAP)	J	$31,409	$31,177	$31,362	$31,367	$31,327
Average total loans (GAAP)	K	$81,022	$79,957	$79,891	$79,523	$79,585
Add: Average balances of residential first mortgage loans sold		—	—	90	—	—
Average total loans adjusted for residential first mortgage loans sold (non-GAAP)	L	$81,022	$79,957	$79,981	$79,523	$79,585
Residential first mortgage net charge-off percentage (GAAP)*	A/G	0.04%	(0.05)%	0.21%	0.04%	0.05%
Adjusted residential first mortgage net charge-off percentage (non-GAAP)*	B/H	0.04%	(0.05)%	0.06%	0.04%	0.05%
Total consumer net charge-off percentage (GAAP)*	C/I	0.65%	0.58%	0.75%	0.66%	0.60%
Adjusted total consumer net charge-off percentage (non-GAAP)*	D/J	0.65%	0.58%	0.69%	0.66%	0.60%
Total net charge-off percentage (GAAP)*	E/K	0.40%	0.32%	0.42%	0.31%	0.38%
Adjusted total net charge-off percentage (non-GAAP)*	F/L	0.40%	0.32%	0.40%	0.31%	0.38%

*Annualized

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	9/30/2018		6/30/2018		3/31/2018		12/31/2017		9/30/2017
Commercial and industrial	$341	0.90%	$384	1.04%	$364	0.99%	$404	1.12%	$493	1.39%
Commercial real estate mortgage—owner-occupied	80	1.36%	98	1.63%	102	1.69%	118	1.90%	140	2.22%
Commercial real estate construction—owner-occupied	8	2.41%	5	1.66%	5	1.68%	6	1.89%	6	1.79%
Total commercial	429	0.97%	487	1.12%	471	1.09%	528	1.24%	639	1.52%
Commercial investor real estate mortgage	2	0.04%	4	0.10%	14	0.36%	5	0.13%	5	0.12%
Commercial investor real estate construction	—	—%	—	—%	—	—%	1	0.02%	—	—%
Total investor real estate	2	0.04%	4	0.06%	14	0.25%	6	0.10%	5	0.08%
Residential first mortgage	42	0.29%	38	0.27%	47	0.34%	47	0.33%	45	0.32%
Home equity	66	0.71%	66	0.68%	69	0.70%	69	0.68%	70	0.68%
Indirect - vehicles	—	—%	—	—%	—	—%	—	—%	1	0.02%
Total consumer	108	0.34%	104	0.33%	116	0.37%	116	0.37%	116	0.37%
Total non-accrual loans	$539	0.66%	$595	0.74%	$601	0.75%	$650	0.81%	$760	0.96%
Criticized and Classified Loans—Business Services (1)

	As of
						9/30/2018		9/30/2018
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	vs. 6/30/2018		vs. 6/30/2017
Accruing classified	$550	$560	$813	$915	$1,377	$(10)	(1.8)%	$(827)	(60.1)%
Non-accruing classified	431	491	485	534	644	(60)	(12.2)%	(213)	(33.1)%
Total classified	981	1,051	1,298	1,449	2,021	(70)	(6.7)%	(1,040)	(51.5)%

Special mention	1,048	857	925	1,007	941	191	22.3%	107	11.4%
Total criticized	$2,029	$1,908	$2,223	$2,456	$2,962	$121	6.3%	$(933)	(31.5)%

(1)	Business services represents the combined total of commercial and investor real estate loans.

Home Equity Lines of Credit - Future Principal Payment Resets (2)

	As of 9/30/2018
($ amounts in millions)	First Lien	% of Total	Second Lien	% of Total	Total
2018	$4	0.07%	$8	0.14%	$12
2019	54	0.89%	45	0.76%	99
2020	113	1.89%	86	1.43%	199
2021	136	2.26%	116	1.94%	252
2022	147	2.45%	137	2.28%	284
2023-2027	1,847	30.82%	1,903	31.76%	3,750
2028-2032	795	13.27%	599	9.99%	1,394
Thereafter	1	0.02%	2	0.03%	3
Total	$3,097	51.67%	$2,896	48.33%	$5,993

(2)
The balance of Regions' home equity portfolio was $9,435 million at September 30, 2018 consisting of $5,993 million of home equity lines of credit and $3,442 million of closed-end home equity loans. The home equity lines of credit presented in the table above are based on maturity date for lines with a balloon payment and draw period expiration date for lines that convert to a repayment period. The closed-end loans were primarily originated as amortizing loans, and were therefore excluded from the table above.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	9/30/2018		6/30/2018		3/31/2018		12/31/2017		9/30/2017
Commercial and industrial	$45	0.12%	$18	0.05%	$70	0.19%	$35	0.10%	$46	0.13%
Commercial real estate mortgage—owner-occupied	18	0.31%	16	0.28%	28	0.46%	26	0.41%	20	0.31%
Commercial real estate construction—owner-occupied	—	—%	3	0.84%	—	—%	—	0.07%	—	0.01%
Total commercial	63	0.14%	37	0.08%	98	0.23%	61	0.14%	66	0.16%
Commercial investor real estate mortgage	6	0.13%	6	0.14%	1	0.02%	2	0.05%	7	0.18%
Commercial investor real estate construction	—	—%	—	0.01%	29	1.61%	—	—%	29	1.47%
Total investor real estate	6	0.09%	6	0.10%	30	0.54%	2	0.03%	36	0.60%
Residential first mortgage—non-guaranteed (1)	89	0.65%	82	0.60%	89	0.66%	135	0.99%	111	0.82%
Home equity	77	0.81%	77	0.79%	84	0.85%	80	0.79%	89	0.87%
Indirect—vehicles	51	1.64%	49	1.51%	49	1.47%	61	1.84%	58	1.66%
Indirect—other consumer	16	0.76%	11	0.59%	13	0.78%	14	0.96%	13	0.98%
Consumer credit card	19	1.50%	16	1.32%	17	1.33%	18	1.40%	18	1.50%
Other consumer	20	1.62%	16	1.40%	15	1.32%	17	1.41%	16	1.43%
Total consumer (1)	272	0.88%	251	0.82%	267	0.87%	325	1.05%	305	0.99%
Total accruing 30-89 days past due loans (1)	$341	0.42%	$294	0.37%	$395	0.50%	$388	0.49%	$407	0.52%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	9/30/2018		6/30/2018		3/31/2018		12/31/2017		9/30/2017
Commercial and industrial	$4	0.01%	$4	0.01%	$5	0.01%	$4	0.01%	$5	0.01%
Commercial real estate mortgage—owner-occupied	2	0.02%	1	0.01%	1	0.01%	1	0.02%	4	0.06%
Total commercial	6	0.01%	5	0.01%	6	0.01%	5	0.01%	9	0.02%
Commercial investor real estate mortgage	—	—%	—	—%	—	—%	1	0.02%	—	—%
Total investor real estate	—	—%	—	—%	—	—%	1	0.02%	—	0.01%
Residential first mortgage—non-guaranteed (2)	61	0.44%	63	0.46%	69	0.52%	92	0.67%	80	0.60%
Home equity	39	0.42%	31	0.32%	33	0.33%	37	0.36%	33	0.32%
Indirect—vehicles	9	0.28%	8	0.24%	8	0.25%	9	0.27%	9	0.27%
Indirect—other consumer	1	0.03%	—	—%	—	—%	—	—%	—	—%
Consumer credit card	17	1.36%	17	1.31%	17	1.40%	19	1.45%	16	1.29%
Other consumer	4	0.32%	5	0.36%	5	0.40%	4	0.35%	4	0.31%
Total consumer (2)	131	0.42%	124	0.40%	132	0.43%	161	0.52%	142	0.46%
Total accruing 90+ days past due loans (2)	$137	0.17%	$129	0.16%	$138	0.17%	$167	0.21%	$151	0.19%

Total delinquencies (1) (2)	$478	0.59%	$423	0.53%	$533	0.67%	$555	0.70%	$558	0.71%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $36 million at 9/30/2018, $28 million at 6/30/2018, $31 million at 3/31/2018, $45 million at 12/31/2017, and $38 million at 9/30/2017.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $83 million at 9/30/2018, $105 million at 6/30/2018, $127 million at 3/31/2018, $124 million at 12/31/2017, and $94 million at 9/30/2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Current:
Commercial	$169	$157	$197	$215	$252
Investor real estate	44	35	54	90	75
Residential first mortgage	143	134	131	318	332
Home equity	188	206	221	233	245
Consumer credit card	1	1	1	1	1
Other consumer	6	6	7	8	8
Total current	551	539	611	865	913
Accruing 30-89 DPD:
Commercial	1	1	36	17	10
Investor real estate	5	5	29	—	29
Residential first mortgage	28	31	31	50	49
Home equity	15	13	13	12	12
Other consumer	—	1	1	1	1
Total accruing 30-89 DPD	49	51	110	80	101
Total accruing and <90 DPD	600	590	721	945	1,014
Non-accrual or 90+ DPD:
Commercial	195	178	194	115	238
Investor real estate	—	1	10	1	1
Residential first mortgage	42	44	57	69	64
Home equity	15	14	14	14	15
Total non-accrual or 90+DPD	252	237	275	199	318
Total TDRs - Loans	$852	$827	$996	$1,144	$1,332
TDRs - Held For Sale	6	11	7	13	1
Total TDRs	$858	$838	$1,003	$1,157	$1,333

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Total commercial TDRs	$365	$336	$427	$347	$500
Total investor real estate TDRs	49	41	93	91	105
Total consumer TDRs	438	450	476	706	727
Total TDRs - Loans	$852	$827	$996	$1,144	$1,332

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Assets:
Cash and due from banks	$1,911	$1,844	$1,766	$2,012	$1,829
Interest-bearing deposits in other banks	1,584	2,442	1,419	1,899	1,932
Federal funds sold and securities purchased under agreements to resell	—	—	—	70	—
Debt securities held to maturity	1,524	1,568	1,611	1,658	1,703
Debt securities available for sale	22,671	22,935	23,085	23,403	23,461
Loans held for sale	331	490	452	348	388
Loans, net of unearned income	81,821	80,478	79,822	79,947	79,356
Allowance for loan losses	(840)	(838)	(840)	(934)	(1,041)
Net loans	80,981	79,640	78,982	79,013	78,315
Other earning assets	1,801	1,672	1,640	1,891	1,812
Premises and equipment, net	2,051	2,050	2,065	2,064	2,057
Interest receivable	360	347	328	337	319
Goodwill	4,829	4,904	4,904	4,904	4,904
Residential mortgage servicing rights at fair value (MSRs)	406	362	356	336	335
Other identifiable intangible assets	122	156	167	177	187
Other assets	6,007	6,147	6,138	6,182	6,029
Total assets	$124,578	$124,557	$122,913	$124,294	$123,271
Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$35,354	$36,055	$36,935	$36,127	$37,293
Interest-bearing	57,901	59,228	60,055	60,762	60,298
Total deposits	93,255	95,283	96,990	96,889	97,591
Borrowed funds:
Short-term borrowings:
Other short-term borrowings	3,250	1,400	—	500	600
Total short-term borrowings	3,250	1,400	—	500	600
Long-term borrowings	11,178	9,890	7,949	8,132	6,102
Total borrowed funds	14,428	11,290	7,949	8,632	6,702
Other liabilities	2,125	2,207	2,108	2,581	2,354
Total liabilities	109,808	108,780	107,047	108,102	106,647
Stockholders’ equity:
Preferred stock, non-cumulative perpetual	820	820	820	820	820
Common stock	11	12	12	12	12
Additional paid-in capital	14,122	15,389	15,639	15,858	16,344
Retained earnings	2,582	2,182	1,923	1,628	1,279
Treasury stock, at cost	(1,371)	(1,371)	(1,377)	(1,377)	(1,377)
Accumulated other comprehensive income (loss), net	(1,394)	(1,255)	(1,151)	(749)	(454)
Total stockholders’ equity	14,770	15,777	15,866	16,192	16,624
Total liabilities and stockholders’ equity	$124,578	$124,557	$122,913	$124,294	$123,271
_________
Note - In the first quarter of 2018, the Company adopted new accounting guidance which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets. All prior period amounts have been revised.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

End of Period Loans

	As of
						9/30/2018		9/30/2018
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	vs 6/30/2018		vs. 9/30/2017
Commercial and industrial	$38,036	$37,079	$36,787	$36,115	$35,443	$957	2.6%	$2,593	7.3%
Commercial real estate mortgage—owner-occupied	5,943	6,006	6,044	6,193	6,284	(63)	(1.0)%	(341)	(5.4)%
Commercial real estate construction—owner-occupied	326	304	306	332	335	22	7.2%	(9)	(2.7)%
Total commercial	44,305	43,389	43,137	42,640	42,062	916	2.1%	2,243	5.3%
Commercial investor real estate mortgage	4,205	3,882	3,742	4,062	3,999	323	8.3%	206	5.2%
Commercial investor real estate construction	1,838	1,879	1,845	1,772	1,936	(41)	(2.2)%	(98)	(5.1)%
Total investor real estate	6,043	5,761	5,587	5,834	5,935	282	4.9%	108	1.8%
Total business	50,348	49,150	48,724	48,474	47,997	1,198	2.4%	2,351	4.9%
Residential first mortgage (1)	14,220	14,111	13,892	14,061	13,903	109	0.8%	317	2.3%
Home equity—lines of credit (2)	5,993	6,165	6,355	6,571	6,693	(172)	(2.8)%	(700)	(10.5)%
Home equity—closed-end (3)	3,442	3,514	3,561	3,593	3,583	(72)	(2.0)%	(141)	(3.9)%
Indirect—vehicles	2,429	2,377	2,326	2,184	2,176	52	2.2%	253	11.6%
Indirect—vehicles third-party	717	842	984	1,142	1,313	(125)	(14.8)%	(596)	(45.4)%
Indirect—other consumer	2,179	1,889	1,611	1,467	1,318	290	15.4%	861	65.3%
Consumer credit card	1,273	1,264	1,237	1,290	1,214	9	0.7%	59	4.9%
Other consumer	1,220	1,166	1,132	1,165	1,159	54	4.6%	61	5.3%
Total consumer	31,473	31,328	31,098	31,473	31,359	145	0.5%	114	0.4%
Total Loans	$81,821	$80,478	$79,822	$79,947	$79,356	$1,343	1.7%	$2,465	3.1%
_______

(1)
Regions sold $254 million of residential first mortgage loans during the first quarter of 2018. The loans sold consisted primarily of performing troubled debt restructured loans, as well as certain non-restructured interest-only loans.

(2)	The balance of Regions' home equity lines of credit consists of $3,097 million of first lien and $2,896 million of second lien at 9/30/2018.

(3)	The balance of Regions' closed-end home equity loans consists of $3,137 million of first lien and $305 million of second lien at 9/30/2018.

	As of
End of Period Loans by Percentage	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Commercial and industrial	46.5%	46.1%	46.1%	45.2%	44.7%
Commercial real estate mortgage—owner-occupied	7.3%	7.5%	7.6%	7.7%	7.9%
Commercial real estate construction—owner-occupied	0.4%	0.4%	0.4%	0.4%	0.4%
Total commercial	54.2%	54.0%	54.1%	53.3%	53.0%
Commercial investor real estate mortgage	5.1%	4.8%	4.7%	5.1%	5.0%
Commercial investor real estate construction	2.2%	2.3%	2.3%	2.2%	2.5%
Total investor real estate	7.3%	7.1%	7.0%	7.3%	7.5%
Total business	61.5%	61.1%	61.1%	60.6%	60.5%
Residential first mortgage	17.4%	17.5%	17.4%	17.6%	17.5%
Home equity—lines of credit	7.3%	7.7%	8.0%	8.2%	8.4%
Home equity—closed-end	4.2%	4.4%	4.5%	4.5%	4.5%
Indirect—vehicles	3.0%	3.0%	2.9%	2.7%	2.7%
Indirect—vehicles third-party	0.9%	1.0%	1.2%	1.4%	1.7%
Indirect—other consumer	2.6%	2.3%	2.0%	1.9%	1.7%
Consumer credit card	1.6%	1.6%	1.5%	1.6%	1.5%
Other consumer	1.5%	1.4%	1.4%	1.5%	1.5%
Total consumer	38.5%	38.9%	38.9%	39.4%	39.5%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Commercial and industrial	$37,410	$36,874	$36,464	$35,689	$35,438	$536	1.5%	$1,972	5.6%
Commercial real estate mortgage—owner-occupied	6,000	6,017	6,117	6,208	6,413	(17)	(0.3)%	(413)	(6.4)%
Commercial real estate construction—owner-occupied	311	298	318	335	332	13	4.4%	(21)	(6.3)%
Total commercial	43,721	43,189	42,899	42,232	42,183	532	1.2%	1,538	3.6%
Commercial investor real estate mortgage	4,083	3,724	3,883	3,986	4,065	359	9.6%	18	0.4%
Commercial investor real estate construction	1,809	1,867	1,837	1,938	2,010	(58)	(3.1)%	(201)	(10.0)%
Total investor real estate	5,892	5,591	5,720	5,924	6,075	301	5.4%	(183)	(3.0)%
Total business	49,613	48,780	48,619	48,156	48,258	833	1.7%	1,355	2.8%
Residential first mortgage	14,162	13,980	13,977	13,954	13,808	182	1.3%	354	2.6%
Home equity—lines of credit	6,068	6,259	6,465	6,625	6,763	(191)	(3.1)%	(695)	(10.3)%
Home equity—closed-end	3,475	3,533	3,576	3,581	3,578	(58)	(1.6)%	(103)	(2.9)%
Indirect—vehicles	2,414	2,351	2,248	2,177	2,156	63	2.7%	258	12.0%
Indirect—vehicles third-party	776	909	1,061	1,223	1,406	(133)	(14.6)%	(630)	(44.8)%
Indirect—other consumer	2,042	1,743	1,531	1,400	1,258	299	17.2%	784	62.3%
Consumer credit card	1,271	1,245	1,257	1,238	1,200	26	2.1%	71	5.9%
Other consumer	1,201	1,157	1,157	1,169	1,158	44	3.8%	43	3.7%
Total consumer	31,409	31,177	31,272	31,367	31,327	232	0.7%	82	0.3%
Total loans	$81,022	$79,957	$79,891	$79,523	$79,585	$1,065	1.3%	$1,437	1.8%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the first quarter 2018 residential first mortgage loan sale and the indirect vehicles third-party exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Total consumer loans	$31,409	$31,177	$31,272	$31,367	$31,327	$232	0.7%	$82	0.3%
Less: Balances of residential first mortgage loans sold(1)	—	—	164	254	254	—	NM	(254)	(100.0)%
Less: Indirect—vehicles third-party	776	909	1,061	1,223	1,406	(133)	(14.6)%	(630)	(44.8)%
Adjusted total consumer loans (non-GAAP)	$30,633	$30,268	$30,047	$29,890	$29,667	$365	1.2%	$966	3.3%
Total loans	$81,022	$79,957	$79,891	$79,523	$79,585	1,065	1.3%	1,437	1.8%
Less: Balances of residential first mortgage loans sold(1)	—	—	164	254	254	—	NM	(254)	(100.0)%
Less: Indirect—vehicles third-party	776	909	1,061	1,223	1,406	(133)	(14.6)%	(630)	(44.8)%
Adjusted total loans (non-GAAP)	$80,246	$79,048	$78,666	$78,046	$77,925	$1,198	1.5%	$2,321	3.0%
________
(1) Adjustments to average loan balances assume a simple day-weighted average impact for the first quarter of 2018, and are equal to the ending balance of the residential first mortgage loans sold for the prior periods.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Average Balances of Loans (continued)

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2018	2017	2018 vs. 2017
Commercial and industrial	$36,919	$35,455	$1,464	4.1%
Commercial real estate mortgage—owner-occupied	6,044	6,588	(544)	(8.3)%
Commercial real estate construction—owner-occupied	309	348	(39)	(11.2)%
Total commercial	43,272	42,391	881	2.1%
Commercial investor real estate mortgage	3,897	4,176	(279)	(6.7)%
Commercial investor real estate construction	1,838	2,153	(315)	(14.6)%
Total investor real estate	5,735	6,329	(594)	(9.4)%
Total business	49,007	48,720	287	0.6%
Residential first mortgage	14,040	13,639	401	2.9%
Home equity—lines of credit	6,263	6,941	(678)	(9.8)%
Home equity—closed-end	3,528	3,532	(4)	(0.1)%
Indirect—vehicles	2,338	2,132	206	9.7%
Indirect—vehicles third-party	914	1,616	(702)	(43.4)%
Indirect—other consumer	1,774	1,066	708	66.4%
Consumer credit card	1,258	1,177	81	6.9%
Other consumer	1,172	1,133	39	3.4%
Total consumer	31,287	31,236	51	0.2%
Total Loans	$80,294	$79,956	$338	0.4%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the first quarter 2018 residential first mortgage loan sale and the indirect vehicles third-party exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2018	2017	2018 vs. 2017
Total consumer loans	$31,287	$31,236	$51	0.2%
Less: Balances of residential first mortgage loans sold(1)	54	254	(200)	(78.7)%
Less: Indirect—vehicles third-party	914	1,616	(702)	(43.4)%
Adjusted total consumer loans (non-GAAP)	$30,319	$29,366	$953	3.2%
Total Loans	$80,294	$79,956	$338	0.4%
Less: Balances of residential first mortgage loans sold(1)	54	254	(200)	(78.7)%
Less: Indirect—vehicles third-party	914	1,616	(702)	(43.4)%
Adjusted total loans (non-GAAP)	$79,326	$78,086	$1,240	1.6%
________
(1) Adjustments to average loan balances assume a simple day-weighted average impact for the nine months ended September 30, 2018, and are equal to the ending balance of the residential first mortgage loans sold for the prior periods.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

End of Period Deposits

	As of
						9/30/2018		9/30/2018
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	vs. 6/30/2018		vs. 9/30/2017
Customer Deposits
Interest-free deposits	$35,354	$36,055	$36,935	$36,127	$37,293	$(701)	(1.9)%	$(1,939)	(5.2)%
Interest-bearing checking	18,586	19,403	19,916	20,161	18,976	(817)	(4.2)%	(390)	(2.1)%
Savings	8,900	8,971	8,983	8,413	8,364	(71)	(0.8)%	536	6.4%
Money market—domestic	23,896	24,255	24,478	25,306	25,886	(359)	(1.5)%	(1,990)	(7.7)%
Money market—foreign	—	—	18	23	36	—	NM	(36)	(100.0)%
Low-cost deposits	86,736	88,684	90,330	90,030	90,555	(1,948)	(2.2)%	(3,819)	(4.2)%
Time deposits	6,519	6,599	6,660	6,859	7,036	(80)	(1.2)%	(517)	(7.3)%
Total Deposits	$93,255	$95,283	$96,990	$96,889	$97,591	$(2,028)	(2.1)%	$(4,336)	(4.4)%

	As of
						9/30/2018		9/30/2018
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	vs. 6/30/2018		vs. 9/30/2017
Consumer Bank Segment	$57,939	$58,713	$59,266	$57,475	$57,592	$(774)	(1.3)%	$347	0.6%
Corporate Bank Segment	26,002	26,873	27,569	28,023	27,217	(871)	(3.2)%	(1,215)	(4.5)%
Wealth Management Segment	8,018	8,334	8,702	9,162	9,826	(316)	(3.8)%	(1,808)	(18.4)%
Other (1)	1,296	1,363	1,453	2,229	2,956	(67)	(4.9)%	(1,660)	(56.2)%
Total Deposits	$93,255	$95,283	$96,990	$96,889	$97,591	$(2,028)	(2.1)%	$(4,336)	(4.4)%

	As of
						9/30/2018		9/30/2018
($ amounts in millions)	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	vs. 6/30/2018		vs. 9/30/2017
Wealth Management - Private Wealth	$7,035	$7,248	$7,581	$7,953	$7,671	$(213)	(2.9)%	$(636)	(8.3)%
Wealth Management - Institutional Services	983	1,086	1,121	1,209	2,155	(103)	(9.5)%	(1,172)	(54.4)%
Total Wealth Management Segment Deposits	$8,018	$8,334	$8,702	$9,162	$9,826	$(316)	(3.8)%	$(1,808)	(18.4)%

					As of
End of Period Deposits by Percentage					9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Customer Deposits
Interest-free deposits					37.9%	37.8%	38.1%	37.3%	38.2%
Interest-bearing checking					19.9%	20.4%	20.5%	20.8%	19.4%
Savings					9.6%	9.4%	9.3%	8.7%	8.6%
Money market—domestic					25.6%	25.5%	25.2%	26.1%	26.5%
Money market—foreign					—%	—%	—%	—%	0.1%
Low-cost deposits					93.0%	93.1%	93.1%	92.9%	92.8%
Time deposits					7.0%	6.9%	6.9%	7.1%	7.2%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Customer Deposits
Interest-free deposits	$35,414	$35,811	$35,464	$36,742	$36,522	$(397)	(1.1)%	$(1,108)	(3.0)%
Interest-bearing checking	18,924	19,534	19,935	19,261	18,741	(610)	(3.1)%	183	1.0%
Savings	8,928	8,981	8,615	8,378	8,346	(53)	(0.6)%	582	7.0%
Money market—domestic	24,046	24,225	24,580	25,716	26,265	(179)	(0.7)%	(2,219)	(8.4)%
Money market—foreign	—	10	21	28	60	(10)	(100.0)%	(60)	(100.0)%
Low-cost deposits	87,312	88,561	88,615	90,125	89,934	(1,249)	(1.4)%	(2,622)	(2.9)%
Time deposits	6,522	6,632	6,787	6,935	6,929	(110)	(1.7)%	(407)	(5.9)%
Total Customer Deposits	93,834	95,193	95,402	97,060	96,863	(1,359)	(1.4)%	(3,029)	(3.1)%
Corporate treasury deposits	108	60	26	—	—	48	80.0%	108	NM
Total Deposits	$93,942	$95,253	$95,428	$97,060	$96,863	$(1,311)	(1.4)%	$(2,921)	(3.0)%

	Average Balances
($ amounts in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Consumer Bank Segment	$57,684	$58,152	$57,146	$56,921	$56,980	$(468)	(0.8)%	$704	1.2%
Corporate Bank Segment	26,563	27,160	27,672	28,362	27,607	(597)	(2.2)%	(1,044)	(3.8)%
Wealth Management Segment	8,235	8,528	8,942	9,163	9,269	(293)	(3.4)%	(1,034)	(11.2)%
Other (1)	1,460	1,413	1,668	2,614	3,007	47	3.3%	(1,547)	(51.4)%
Total Deposits	$93,942	$95,253	$95,428	$97,060	$96,863	$(1,311)	(1.4)%	$(2,921)	(3.0)%

	Average Balances
($ amounts in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	3Q18 vs. 2Q18		3Q18 vs. 3Q17
Wealth Management - Private Wealth	$7,250	$7,430	$7,765	$7,798	$7,750	$(180)	(2.4)%	$(500)	(6.5)%
Wealth Management - Institutional Services	985	1,098	1,177	1,365	1,519	(113)	(10.3)%	(534)	(35.2)%
Total Wealth Management Segment Deposits	$8,235	$8,528	$8,942	$9,163	$9,269	$(293)	(3.4)%	$(1,034)	(11.2)%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2018	2017	2018 vs. 2017
Customer Deposits
Interest-free deposits	$35,563	$36,100	$(537)	(1.5)%
Interest-bearing checking	19,461	19,305	156	0.8%
Savings	8,842	8,253	589	7.1%
Money market—domestic	24,282	26,656	(2,374)	(8.9)%
Money market—foreign	10	95	(85)	(89.5)%
Low-cost deposits	88,158	90,409	(2,251)	(2.5)%
Time deposits	6,646	7,010	(364)	(5.2)%
Total Customer Deposits	94,804	97,419	(2,615)	(2.7)%
Corporate Treasury Deposits
Time deposits	65	16	49	306.3%
Total Deposits	$94,869	$97,435	$(2,566)	(2.6)%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2018	2017	2018 vs. 2017
Consumer Bank Segment	$57,663	$56,788	$875	1.5%
Corporate Bank Segment	27,127	27,783	(656)	(2.4)%
Wealth Management Segment	8,566	9,615	(1,049)	(10.9)%
Other (1)	1,513	3,249	(1,736)	(53.4)%
Total Deposits	$94,869	$97,435	$(2,566)	(2.6)%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2018	2017	2018 vs. 2017
Wealth Management - Private Wealth	$7,480	$7,847	$(367)	(4.7)%
Wealth Management - Institutional Services	1,086	1,768	(682)	(38.6)%
Total Wealth Management Segment Deposits	$8,566	$9,615	$(1,049)	(10.9)%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital
The following tables provide the calculation of the end of period “tangible common stockholders’ equity” and "tangible common book value per share" ratios, a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), and the fully phased-in pro-forma of Basel III common equity Tier 1 (non-GAAP).

The calculation of the fully phased-in pro-forma "Common equity Tier 1" (CET1) is based on Regions’ understanding of the Final Basel III requirements. For Regions, the Basel III framework became effective on a phased-in approach starting in 2015 with full implementation beginning in 2019. The calculation provided below includes estimated pro-forma amounts for the ratio on a fully phased-in basis. Regions’ current understanding of the final framework includes certain assumptions, including the Company’s interpretation of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as analyses and discussions with regulators continue. Because Regions is not currently subject to the fully phased-in capital rules, this pro-forma measure is considered to be a non-GAAP financial measure, and other entities may calculate it differently from Regions’ disclosed calculation.

A company's regulatory capital is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to broad risk categories. The aggregated dollar amount in each category is then multiplied by the prescribed risk-weighted percentage. The resulting weighted values from each of the categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Common equity Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the common equity Tier 1 capital ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements on a fully phased-in basis.

Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders' equity and the fully phased-in Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Tangible Common Ratios—Consolidated
Stockholders’ equity (GAAP)		$14,770	$15,777	$15,866	$16,192	$16,624
Less:
Preferred stock (GAAP)		820	820	820	820	820
Intangible assets (GAAP)		4,951	5,060	5,071	5,081	5,091
Deferred tax liability related to intangibles (GAAP)		(95)	(97)	(99)	(99)	(154)
Tangible common stockholders’ equity (non-GAAP)	A	$9,094	$9,994	$10,074	$10,390	$10,867
Total assets (GAAP)		$124,578	$124,557	$122,913	$124,294	$123,271
Less:
Intangible assets (GAAP)		4,951	5,060	5,071	5,081	5,091
Deferred tax liability related to intangibles (GAAP)		(95)	(97)	(99)	(99)	(154)
Tangible assets (non-GAAP)	B	$119,722	$119,594	$117,941	$119,312	$118,334
Shares outstanding—end of quarter	C	1,055	1,114	1,123	1,134	1,165
Tangible common stockholders’ equity to tangible assets (non-GAAP)	A/B	7.60%	8.36%	8.54%	8.71%	9.18%
Tangible common book value per share (non-GAAP)	A/C	$8.62	$8.97	$8.98	$9.16	$9.33

		As of and for Quarter Ended
($ amounts in millions)		9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Basel III Common Equity Tier 1 Ratio—Fully Phased-In Pro-Forma (1)
Stockholder's equity (GAAP)		$14,770	$15,777	$15,866	$16,192	$16,624
Non-qualifying goodwill and intangibles		(4,845)	(4,953)	(4,961)	(4,972)	(4,922)
Adjustments, including all components of accumulated other comprehensive income, disallowed deferred tax assets, threshold deductions and other adjustments		1,376	1,230	1,121	712	411
Preferred stock (GAAP)		(820)	(820)	(820)	(820)	(820)
Basel III common equity Tier 1—Fully Phased-In Pro-Forma (non-GAAP)	D	$10,481	$11,234	$11,206	$11,112	$11,293
Basel III risk-weighted assets—Fully Phased-In Pro-Forma (non-GAAP) (2)	E	$103,807	$102,819	$101,482	$101,498	$100,857
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP)	D/E	10.1%	10.9%	11.0%	11.0%	11.2%

(1)	Current quarter amounts and the resulting ratio are estimated.

(2)
Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III on a fully phased-in basis. The amounts included above are a reasonable approximation, based on our understanding of the requirements.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

•
The effect of changes in tax laws, including the effect of Tax Reform and any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to shareholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

•
Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2018 Earnings Release

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•
Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders.

•	Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect how we report our financial results.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the SEC.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.